American Airlines, Inc.
6-1162-AKP-071R1 Page 5

6-1162-AKP-071R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:                                Purchase Obligations

Reference:
Purchase Agreement Nos. 1977, 1978, 1979, 1980, and 3219 (collectively, the Purchase Agreements) between The Boeing Company  and American Airlines, Inc. relating to Model 737, 757, 767, 777, and 787 aircraft, respectively

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements each Purchase Agreement. This Letter Agreement further evidences and documents Customer’s commitment, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.           Definitions.

Terms used herein and not defined in this Letter Agreement have the meanings set forth in the Purchase Agreements. The following terms, when used in capitalized form, have the following meanings:

“Boeing Aircraft” means any aircraft within the MTOW Range manufactured by Boeing.

“Boeing Affiliate Aircraft” means any aircraft within the MTOW Range manufactured by an Affiliate of Boeing such as McDonnell Douglas Corporation or its successors.

“Existing Customer Aircraft” means any Boeing Aircraft, Boeing Affiliate Aircraft or Non-Boeing Aircraft, which is owned, leased or operated by Customer on the date of this Letter Agreement.

“Non-Boeing Aircraft” means any aircraft within the MTOW Range that is neither a Boeing Aircraft nor a Boeing Affiliate Aircraft.

2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Boeing and Customer agree that, except as provided in this Letter Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Nothing in this Letter Agreement shall preclude Customer from:

3.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. Nos. 1977, 1978, 1979, 1980, and 3219

American Airlines, Inc.
6-1162-AKP-071R1 Page 5

3.3                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.6           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. Nos. 1977, 1978, 1979, 1980, and 3219
Purchase Obligations
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-AKP-071R1 Page 5

3.7                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.8           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. Nos. 1977, 1978, 1979, 1980, and 3219
Purchase Obligations
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-AKP-071R1 Page 5

5.           Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreements.

Very truly yours,

THE BOEING COMPANY

By

Its            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:    , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. Nos. 1977, 1978, 1979, 1980, and 3219
Purchase Obligations
BOEING PROPRIETARY